                               Semi-Annual Report
                                 June 30, 2000

                                   Legg Mason
                                     Global
                                  Trust, Inc.


                           International Equity Trust

                                  Europe Fund


                                Navigator Class


                            [LEGG MASON FUNDS Logo]
                           The Art of Investing(SM)

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust's semi-annual report for the Navigator Class of the International Equity Trust and Europe Fund ("Funds") for the six months ended June 30, 2000.

  Beginning on the next page, the portfolio managers responsible for the Funds' portfolios discuss results for the first half of 2000 and the investment outlook. The Funds' total returns in various periods since their inceptions are shown later in this report. We remind you that, as always, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


                                  Sincerely,

                                  /s/ Edward A. Taber, III
                                  -------------------------
                                  Edward A. Taber, III
                                  President


August 9, 2000

Portfolio Managers' Comments
International Equity Trust

Performance

  For the year to date, the International Equity Trust return was -7.3% on an NAV basis, compared with -4.1% for the Morgan Stanley Capital International
(MSCI) Europe, Australia, Far East (EAFE) Index.

  Despite strong stock selection in continental Europe, the Fund's underweight in the region was a key contributor to the Fund's relative underperformance. Among the EAFE's larger regions, Europe outperformed the benchmark, declining just -0.9%. In contrast, both the U.K. and Japan underperformed the EAFE Index; the Fund's underweighted positions helped the relative return, as did positive stock selection in the U.K.

  As the year began, international investors continued to favor the high momentum stocks of late 1999 -- technology and telephone stocks -- many of which we found overvalued. In March, these stocks retreated significantly.

  As the international markets returned to a more fundamentally-driven investment environment, our stock selection, which provides a balance among value, growth, expectations and technical factors, improved. By the end of the period, investors preferred quality of earnings and predictable cash flows. Looking ahead, the Fund is well positioned in companies with these characteristics.

Market Overview

  The surprise in continental Europe was growth. GDP growth was strong year-on-year and industrial production improved. Inflation was low and unemployment still high, but trending down. The weak euro was additional fuel for export growth. Our regional rating for Europe improved in June, driven by above-average scores for both money flow and growth. The Fund ended the period with a weighting of 46.3% in the region, compared with 47.8% for the index.

  The U.K. remained expensive relative to the index on a growth-to-P/E basis. Expectations of economic activity slowed. The Central Bank has done its work; the tightening cycle of short-term interest rate increases is expected to slow as both wage inflation and house prices have peaked. Looking ahead, a weaker sterling should benefit exports as over half of earnings come from offshore, but further weakening may prompt defensive rate hikes. The Fund's weight was 17.6%, compared with 19.5% for the index.

  Japan's outlook deteriorated. There were signs of corporate-driven growth and increased capital spending in several sectors, but business activity overall was in a negative trend. Consumer spending (over 60% of the economy) did not strengthen, although it is expected to improve as incomes rise. An improving economy would provide the opportunity to increase rates above zero, but the weak LDP election win has limited the position of the government to act. The yen strengthened to 105, driven by expectations of economic recovery and higher rates. This level, stronger than companies expected, will be negative for reported earnings of major export companies next quarter. A looming rate increase would hurt stock performance and dampen hopes for a solid recovery.
GDP growth is expected to be below 2% in 2000. The Fund's weight was 25.5%, compared with 26.8% for the index.

  The small regions -- the Resource Countries (Australia, New Zealand and Canada) and Asia ex-Japan -- were trading at attractive valuations compared with the benchmark, with better scores than the large regions. The score for Asia ex-Japan was driven by both growth and external demand; the combined EPS growth expectation for Hong Kong and Singapore was over 25%. The score for the resource-based economies was boosted by positive funds flows and estimate revisions, due in part to the energy sector.

Strategy

  We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and industry sector. We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K., Asia ex-Japan and the Resource Countries through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

  In summary, growth rates for the MSCI EAFE markets are attractive relative to the U.S., and the outlook for earnings for international companies is improving, particularly in Europe. Looking ahead, the Fund is more attractively valued than the index and has a higher growth rate, with a forward P/E ratio of 20.7x compared with 23.2x for the index, and a two-year growth rate of 22.2% compared with 21.9% for the index.

                                      Batterymarch Financial Management, Inc.

August 3, 2000
DJIA 10706.58

Portfolio Managers' Comments
Europe Fund

Market Overview

  The strong momentum that greeted the new millennium continued into the first few weeks of January with Europe's broad technology area ("TMT") at the vanguard, maintaining last year's correlation with the NASDAQ. However, the party atmosphere soon gave way to a bout of depression, as potential monetary tightening loomed large in investors' minds. While the U.S. had continued to power ahead in growth terms for much of the past decade, Europe remained relatively soft. Signs that Europe was gathering economic momentum focused thoughts on global pricing pressures. The market's pessimism proved short lived as America Online announced the takeover of Time Warner, giving renewed vigour to the TMT sectors. Technology investors took heart as AOL seemingly confirmed the dominance of New World over Old. Later examples, such as Charles Schwab's acquisition of U.S. Trust, reinforced this view again. The gap in valuation between the two categories stretched even further, despite the already exaggerated differential at the start of the year.

  The bubble burst in early March. Interest rates across the major markets, with the notable exception of Japan, rose to stave off the increasing inflationary threat. Europe had not only accelerating economic growth to contend with, but also the continued decline in the value of the euro. The currency, greeted enthusiastically at birth, has been in a tailspin since, and the trend continued into this year. From its inception high of 1.18 versus $1, the low point equated to .88 versus $1, a fall of some 25%. Confirmation of the European Central Bank's action coupled with stronger European growth appears to have put a floor under the currency for the time being.

  Equity markets reacted alike across the world and Europe's highflying technology area took a beating. The biggest losers were the e-business and Internet-related models. It is perhaps worth drawing a distinction between the nature of the U.S. and European technology groupings. The direct Internet exposure is not nearly as significant in Europe as it is in the U.S. Europe's technology area focuses more on the mobile telephony chain from service suppliers to infrastructure companies. We believe that this is a sector in which Europe has a distinct global competitive advantage. In wireless supply Vodafone AirTouch stands out, following the acquisition of Mannesmann, as a global winner, while Nokia, Ericsson, et al., remain at the forefront of wireless Internet convergence. Corporate performance continues to show strong momentum in the sector and M&A activity is adding support. Vodafone's successful acquisition of Mannesemann proved to be the largest ever aggressive takeover. Five years ago such a move would have been most unlikely, given the nationalistic nature of most of Europe's domestic markets. The new single market and currency, allied to the increasing globalisation of sectors and marketplaces, has allowed the emergence of global champions in Europe.
Moreover, the power of shareholders within Europe has increased substantially in deciding the outcome of such transactions.

  Another encouraging aspect within Europe has been the relaxation of corporate taxation, particularly in Germany. Here, the company tax regime has been particularly punitive in the past, while recent amendments could enable the unlocking of considerable value so far lost within the German financial sector and increase the level of corporate activity. Personal taxation has also become more lenient and recent legislation will encourage increased personal pension provision.

  In terms of investment activity, the Fund has been relatively quiet, despite the very high levels of volitility in the markets. On the most extreme days the intraday price movements meant liquidity was low and dealing therefore difficult. The top conviction positions in the Fund are therefore little changed, and whilst their share prices have proved difficult to predict on a daily basis, the medium-term fundamentals are very much intact. Corporate results estimates have edged up generally in Europe given the improving economy, and the portfolio has enjoyed a similar experience. We have maintained our growth stance, concentrating on our key investment tenets of strong management and visible earnings, which we believe to be the main drivers of stock performance over the medium term, and look to the future with confidence.

                             Lombard Odier International Portfolio Management

August 7, 2000
DJIA 10867.01

   Performance Information
   Legg Mason Global Trust, Inc.


Total Returns for One Year and Life of Class, as of June 30, 2000

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund has two authorized classes of shares: Primary Class and Navigator Class. Europe Fund also offers Class A shares. Information about Primary Class and Class A, offered to retail investors, is contained in a separate report to its shareholders.

    The Funds' total returns as of June 30, 2000, were as follows:

                                    International
                                     Equity Trust      Europe Fund
   ---------------------------------------------------------------
   Average Annual Total Return
   Navigator Class:
      One Year                          +10.91%           +18.46%
      Life of Class*                     +1.03            +21.34

   Cumulative Total Return
   Navigator Class:
      One Year                          +10.91%           +18.46%
      Life of Class*                     +2.23            +73.99
   ---------------------------------------------------------------

   * Navigator Class inception dates are:
       International Equity Trust -- May 5, 1998
       Europe Fund -- August 21, 1997

Industry Diversification
Legg Mason Global Trust, Inc.
June 30, 2000  (Unaudited)

International Equity Trust

                                   % of Net     Market
                                    Assets      Value
-------------------------------------------------------
                                                 (000)
Aerospace & Defense                  1.4%      $  3,507
Air Freight & Couriers               0.6          1,448
Airlines                             0.4          1,009
Auto Components                      0.2            486
Automobiles                          3.5          8,869
Banks                                9.4         23,961
Beverages                            0.5          1,262
Biotechnology                        0.4          1,102
Chemicals                            2.6          6,615
Commercial Services &
  Distribution                       1.4          3,637
Communications Equipment             7.7         19,517
Computers & Peripherals              2.4          6,000
Construction & Engineering           1.2          3,087
Containers & Packaging               0.4            963
Diversified Financials               4.0         10,250
Diversified Telecommunication
  Services                           9.8         24,932
Electric Utilities                   2.0          5,029
Electrical Equipment                 1.8          4,460
Electronic Equipment &
  Instruments                        1.3          3,321
Food & Drug Retail                   0.3            693
Food Products                        2.6          6,653
Gas Utilities                        2.3          5,844
Health Care Equipment &
  Supplies                           0.9          2,198
Hotels, Restaurants & Leisure        0.2            625
Household Durables                   2.1          5,328

                                   % of Net     Market
                                    Assets      Value
-------------------------------------------------------
                                                 (000)
Household Products                   0.7%      $  1,711
Industrial Conglomerates             1.7          4,312
Insurance                            4.8         12,294
IT Consulting & Services             0.6          1,613
Leisure Equipment & Products         0.4          1,022
Machinery                            0.8          2,101
Media                                0.5          1,290
Metals & Mining                      1.3          3,241
Multiline Retail                     0.2            504
Office Electronics                   1.4          3,515
Oil & Gas                            6.1         15,471
Paper & Forest Products              1.2          2,989
Pharmaceuticals                      7.6         19,388
Real Estate                          0.2            587
Semiconductor Equipment &
  Products                           4.0         10,089
Software                             0.5          1,397
Specialty Apparel                    0.3            675
Textiles & Apparel                   1.1          2,733
Tobacco                              1.0          2,483
Trading Companies &
  Distributors                       0.9          2,332
Wireless Telecommunication
  Services                           4.0         10,070
Short-Term Investments               0.9          2,411
                                   -----       --------
Total Investment Portfolio          99.6        253,024
Other Assets Less Liabilities        0.4            960
                                   -----       --------
Net Assets                         100.0%      $253,984
                                   =====       ========

Europe Fund

                                   % of Net     Market
                                    Assets      Value
-------------------------------------------------------
                                                 (000)
Automotive                            1.1%      $  1,350
Banking                              10.3         12,446
Computer Services                     9.4         11,386
Diversified                           9.0         10,915
Electronics                           9.6         11,542
Finance                               5.8          7,012
Human Resources                       1.6          1,888
Insurance                             5.4          6,511
Miscellaneous Manufacturing           3.7          4,515
Oil & Gas                             8.8         10,678
Pharmaceuticals & Health Care         6.9          8,375
Publishing                            1.5          1,764
Retail Sales                          2.0          2,425
Telecommunications                   25.1         30,341
                                    -----       --------
Total Investment Portfolio          100.2        121,148
Other Assets Less Liabilities        (0.2)          (200)
                                    -----       --------
Net Assets                          100.0%      $120,948
                                    =====       ========

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 2000 (Unaudited)
(Amounts in Thousands)

International Equity Trust

                                                                                   Shares/Par                       Value
 --------------------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.7%
 Argentina -- 0.2%
 Banco de Galicia y Buenos Aires S.A. de C.V.                                           108                       $    404
                                                                                                                  --------
 Australia -- 1.2%
 Australia & New Zealand Banking Group Limited                                           78                            594
 Newcrest Mining Limited                                                                 76                            206/A/
 Qantas Airways Limited                                                                 499                          1,008
 Westfield Trust                                                                        302                            586
 Woolworths Limited                                                                     188                            692/A/
                                                                                                                  --------
                                                                                                                     3,086
                                                                                                                  --------
 Belgium -- 0.1%
 Agfa Gevaert NV                                                                         13                            289
 Suez Lyonnaise des Eaux - Strip                                                         20                           N.M./A/
                                                                                                                  --------
                                                                                                                       289
                                                                                                                  --------
 Brazil -- 0.4%
 Tele Norte Leste Participacoes S.A. ADR                                                 40                            951/A/
                                                                                                                  --------
 Canada -- 1.2%
 Bank of Nova Scotia                                                                     23                            559
 BCE Emergis Inc.                                                                         7                            421/A/
 Bombardier Inc.                                                                         38                          1,032
 Canadian Natural Resources Ltd.                                                         25                            721/A/
 Dofasco Inc.                                                                            22                            354
 Stelco Inc.                                                                              2                              7
                                                                                                                  --------
                                                                                                                     3,094
                                                                                                                  --------
 Denmark -- 0.3%
 Vestas Wind Systems A/S                                                                 20                            731/A/
                                                                                                                  --------
 Finland -- 2.9%
 Nokia Oyj                                                                              138                          7,052/A/
 Stonesoft Oyj                                                                           13                            205/A/
                                                                                                                  --------
                                                                                                                     7,257
                                                                                                                  --------
 France -- 10.8%
 Alcatel                                                                                 34                          2,197
 Axa                                                                                     17                          2,725/A/
 BNP Paribas SA                                                                          22                          2,069
 Credit Lyonnais                                                                         21                          1,003/A/
 Dexia - Strip VVPR                                                                       5                           N.M./A/
 France Telecom S.A.                                                                     27                          3,802
 Pechiney SA                                                                             25                          1,047
 Pernod-Ricard SA                                                                         7                            386

                                                                                   Shares/Par                       Value
 --------------------------------------------------------------------------------------------------------------------------------
 France -- Continued
 PSA Peugeot Citroen                                                                      9                      $   1,866
 Publicis SA                                                                              1                            272
 Rhodia SA                                                                               57                            956/A/
 Sagem SA                                                                                 1                            586
 SEITA                                                                                   40                          1,659
 Societe Generale                                                                        34                          2,069
 STMicroelectronics                                                                      39                          2,426/A/
 Total Fina SA                                                                           16                          2,397
 Usinor SA                                                                               34                            417
 Vivendi SA                                                                              17                          1,501
                                                                                                                  --------
                                                                                                                    27,378
                                                                                                                  --------
 Germany -- 5.4%
 Allianz AG                                                                               7                          2,658/A/
 Deutsche Pfrandbrief-und Hypothekenbank AG                                               7                            748
 Deutsche Telekom AG                                                                     77                          4,413
 EM. TV & Merchandising AG                                                               17                          1,013/A/
 Muenchener Rueckversicherungs-Gesellschaft AG                                            5                          1,712
 Siemens AG                                                                              19                          2,926
 Singulus Technologies AG                                                                 6                            326/A/
                                                                                                                  --------
                                                                                                                    13,796
                                                                                                                  --------
 Hong Kong -- 2.8%
 Brilliance China Automotive Holdings Limited ADR                                        48                            834
 China Mobile (Hong Kong) Limited                                                       105                            926/A/
 Citic Pacific Ltd.                                                                     210                          1,102
 Dao Heng Bank Group Ltd.                                                               319                          1,412
 First Pacific Company Limited                                                          873                            297/A/
 Hutchison Whampoa Limited                                                              113                          1,424
 Peregrine Investment Holdings Limited                                                  256                           N.M./A,B/
 Swire Pacific Ltd.                                                                     184                          1,075
                                                                                                                  --------
                                                                                                                     7,070
                                                                                                                  --------
 Ireland -- 0.5%
 Kerry Group Plc                                                                         94                          1,229/A/
                                                                                                                  --------
 Italy -- 4.7%
 Assicurazioni Generali                                                                  65                          2,221/A/
 Banca Agricola Mantovana                                                                 7                             55/A/
 Benetton Group S.p.A.                                                                  229                            479/A/
 ENI SpA                                                                                375                          2,168/A/
 Fiat S.p.A.                                                                             23                            594/A/
 Telecom Italia SpA                                                                     199                          2,732/A/

 Legg Mason Global Trust, Inc.

 International Equity Trust -- Continued

                                                                                   Shares/Par                       Value
 --------------------------------------------------------------------------------------------------------------------------------
 Italy -- Continued
 Telecom Italia Mobile (TIM) SpA                                                        292                       $  2,978/A/
 UniCredito Italiano S.p.A.                                                             141                            676/A/
                                                                                                                  --------
                                                                                                                    11,903
                                                                                                                  --------
 Japan -- 25.5%
 Benesse Corporation                                                                     11                            790/A/
 Canon, Inc.                                                                             40                          1,990
 Chubu Electric Power Company, Incorporated                                              48                            860/A/
 Chugai Pharmaceutical Co., Ltd.                                                         97                          1,833
 Citizen Watch Co., Ltd.                                                                163                          1,573
 Credit Saison Co., Ltd.                                                                 32                            737/A/
 DAIKIN INDUSTRIES, LTD.                                                                 38                            883/A/
 DAITO TRUST CONSTRUCTION CO., LTD.                                                      43                            703/A/
 Daiwa Securities Group Inc.                                                            145                          1,913
 Denso Corporation                                                                       16                            389
 Eisai Company, Ltd.                                                                     42                          1,351
 Fuji Heavy Industries Ltd.                                                             204                          1,480
 Fujitsu Limited                                                                         22                            761/A/
 HONDA MOTOR CO., LTD.                                                                   30                          1,021
 Kao Corporation                                                                         56                          1,710
 Kawasaki Steel Corporation                                                             248                            355
 Keyence Corporation                                                                      2                            693
 Kishu Paper Co., Ltd.                                                                   10                             19
 Kyocera Corporation                                                                      2                            339/A/
 Marubeni Corporation                                                                   234                            805
 Matsushita Electric Industrial Company Ltd.                                             25                            648
 Mitsubishi Chemical Corporation                                                        180                            738
 Mitsubishi Corporation                                                                  81                            732
 Mitsubishi Electric Corporation                                                        106                          1,147
 Mitsubishi Rayon Company, Ltd.                                                         538                          1,638
 MITSUI & CO., LTD.                                                                     104                            794
 Mitsui Chemicals, Inc.                                                                  39                            272
 Murata Manufacturing Co., Ltd.                                                          11                          1,578
 NEC Corporation                                                                         77                          2,417
 Nintendo Co., Ltd.                                                                       3                            436/A/
 Nippon Steel Corporation                                                               406                            853
 Nippon Telegraph & Telephone Corporation (NTT)                                        N.M.                          2,658/A/
 OJI PAPER CO., LTD.                                                                    121                            832/A/
 OLYMPUS OPTICAL CO., LTD.                                                               38                            681
 Rengo Co., Ltd.                                                                         24                            130
 Ricoh Company, Ltd.                                                                     72                          1,523
 Rohm Company Ltd.                                                                        6                          1,753

                                                                                   Shares/Par                       Value
 --------------------------------------------------------------------------------------------------------------------------------
 Japan -- Continued
 Sankyo Company, Ltd.                                                                    13                       $    583/A/
 SANYO ELECTRIC CO., LTD.                                                                75                            674
 Secom Co., Ltd.                                                                          7                            511
 Sharp Corporation                                                                       47                            831
 Shin-Etsu Chemical Co., Ltd.                                                             6                            304
 Sony Corporation                                                                        13                          1,222/A/
 Sumitomo Forestry Company                                                               11                             74/A/
 Sumitomo Rubber Industries, Ltd.                                                        16                             96
 Taisho Pharmaceutical Company, Ltd.                                                     45                          1,612/A/
 Takeda Chemical Industries                                                              48                          3,149
 TEIJIN LIMITED                                                                         110                            536
 The Bank of Iwate, Ltd.                                                               N.M.                              1/A/
 The Bank of Tokyo-Mitsubishi, Ltd.                                                      21                            254/A/
 The Chiba Bank, Ltd.                                                                    89                            351
 The Nomura Securities Co., Ltd.                                                         61                          1,492/A/
 The Sakura Bank, Ltd.                                                                   42                            290
 The Tokai Bank Ltd.                                                                    102                            503
 Tokyo Electric Power                                                                    34                            833/A/
 TOKYO SEIMITSU CO., LTD.                                                                 8                          1,071/A/
 TOSHIBA CORPORATION                                                                    250                          2,820/A/
 TOSOH CORPORATION                                                                      124                            625
 Toyota Motor Corporation                                                                58                          2,640
 YAKULT HONSHA CO., LTD                                                                 163                          2,165
 Yamaha Motor Co., Ltd.                                                                  47                            430
 Yamanouchi Pharmaceutical Co., Ltd.                                                     23                          1,255/A/
 YASKAWA Electric Corporation                                                           115                          1,373/A/
                                                                                                                  --------
                                                                                                                    64,730
                                                                                                                  --------
 Malaysia -- 0.2%
 Genting Berhad                                                                         170                            626
                                                                                                                  --------
 Mexico -- 0.3%
 Fomento Economico Mexicano, S.A. de C.V.                                               135                            576/A/
 Fomento Economico Mexicano, S.A. de C.V. ADR                                             7                            301
                                                                                                                  --------
                                                                                                                       877
                                                                                                                  --------
 Netherlands -- 7.3%
 Aegon N.V.                                                                              34                          1,195
 Buhrmann NV                                                                             58                          1,644/A/
 CSM NV                                                                                  51                          1,005/A/
 DSM N.V.                                                                                48                          1,540/A/
 IHC Caland N.V.                                                                          4                            204
 ING Groep N.V.                                                                          42                          2,825

 Legg Mason Global Trust, Inc.

 International Equity Trust -- Continued

                                                                                   Shares/Par                       Value
 --------------------------------------------------------------------------------------------------------------------------------
 Netherlands -- Continued
 Koninklijke (Royal) Philips Electronics N.V.                                            62                      $   2,905
 Koninklijke Numico N.V.                                                                 16                            759/A/
 Koninklijke Numico N.V. - Coupons                                                       16                              8/A/
 KPN NV                                                                                  40                          1,794
 Royal Dutch Petroleum Company                                                           52                          3,257
 TNT Post Group NV                                                                       54                          1,446
                                                                                                                  --------
                                                                                                                    18,582
                                                                                                                  --------
 Portugal -- 0.5%
 Portugal Telecom SA                                                                    104                          1,166
                                                                                                                  --------
 Russia -- 0.2%
 Surgutneftegaz ADR                                                                      48                            633
                                                                                                                  --------
 Saudi Arabia -- 0.2%
 ABSA Group Limited                                                                     153                            578
                                                                                                                  --------
 Singapore -- 2.0%
 Overseas Union Bank Ltd.                                                               268                          1,040/A/
 Singapore Technologies Engineering Ltd                                                 942                          1,385/A/
 Total Access Communication Public Company Limited                                      242                            973/A/
 United Overseas Bank Ltd.                                                              146                            957
 Venture Manufacturing (Singapore) Ltd.                                                  70                            713
                                                                                                                  --------
                                                                                                                     5,068
                                                                                                                  --------
 South Korea -- 0.4%
 Samsung Electronics                                                                      3                          1,019
 Samsung Fire & Marine Insurance                                                       N.M.                             13/A/
                                                                                                                  --------
                                                                                                                     1,032
                                                                                                                  --------
 Spain -- 4.4%
 Acciona SA                                                                              39                          1,496/A/
 Banco Santander Central Hispano, SA                                                     72                            756
 Fomento do Construcciones y Contratas S.A.                                              47                            884
 Gas Natural SDG, S.A.                                                                   93                          1,671/A/
 Hidroelectrica del Cantabrico, SA                                                       62                          1,298/A/
 Repsol-YPF, S.A.                                                                        97                          1,937/A/
 Telefonica S.A.                                                                        140                          3,014
                                                                                                                  --------
                                                                                                                    11,056
                                                                                                                  --------
 Sweden -- 3.4%
 Electrolux AB                                                                           59                            905
 Holmen AB                                                                               33                            726

                                                                                   Shares/Par                       Value
 --------------------------------------------------------------------------------------------------------------------------------
 Sweden -- Continued
 OM Gruppen AB                                                                           11                       $    487/A/
 Skandia Forsakrings AB                                                                  16                            433
 Svenska Cellulosa AB                                                                    65                          1,231
 Telefonaktiebolaget LM Ericsson AB                                                     242                          4,788/A/
                                                                                                                  --------
                                                                                                                     8,570
                                                                                                                  --------
 Switzerland -- 6.0%
 ABB Ltd.                                                                                22                          2,579/A/
 Adecco SA                                                                                1                            688
 Compagnie Financiere Richemont AG                                                     N.M.                            822
 Credit Suisse Group                                                                     11                          2,119
 Nestle SA                                                                                1                          1,481
 Novartis AG                                                                              2                          2,804/A/
 Roche Holding AG                                                                      N.M.                          1,499/A/
 The Swatch Group AG                                                                      3                            678
 UBS AG                                                                                  17                          2,549/A/
                                                                                                                  --------
                                                                                                                    15,219
                                                                                                                  --------
 Thailand -- 0.2%
 Bangkok Bank Public Company Limited                                                    498                            610
                                                                                                                  --------
 United Kingdom -- 17.6%
 Alliance & Leicester plc                                                                21                            183/A/
 Arjo Wiggins Appleton p.l.c.                                                           241                            936
 ARM Holdings plc                                                                       218                          2,330/A/
 AstraZeneca Group plc                                                                   57                          2,647
 Barclays PLC                                                                            69                          1,720
 BG Group plc                                                                           279                          1,803/A/
 BP Amoco Plc                                                                           454                          4,356
 British Telecommunications plc                                                         149                          1,923
 Celltech Group                                                                          57                          1,104/A/
 Centrica plc                                                                           712                          2,376/A/
 CGNU PLC                                                                                77                          1,277
 Cookson Group plc                                                                       88                            295
 George Wimpey plc                                                                      597                          1,045
 Glaxo Wellcome plc                                                                      51                          1,475
 Glynwed International plc                                                              192                            688
 Henlys Group plc                                                                        12                             69/A/
 Lloyds TSB Group plc                                                                   163                          1,541
 Logica plc                                                                              68                          1,616
 Marconi plc                                                                            128                          1,668
 Next Plc                                                                                58                            505
 Rolls-Royce plc                                                                        310                          1,101

 Legg Mason Global Trust, Inc.

 International Equity Trust -- Continued

                                                                                   Shares/Par                       Value
 --------------------------------------------------------------------------------------------------------------------------------
 United Kingdom  -- Continued
 Scottish & Southern Energy plc                                                         222                      $   2,039
 Signet Group plc                                                                       727                            608/A/
 Smith & Nephew plc                                                                     412                          1,520
 SmithKline Beecham Plc                                                                 135                          1,770
 Standard Chartered plc                                                                  75                            928
 The Sage Group plc                                                                     121                            979/A/
 Vodafone AirTouch PLC                                                                1,529                          6,176
                                                                                                                  --------
                                                                                                                    44,678
                                                                                                                  --------
 Total Common Stocks and Equity Interests (Identified Cost -- $234,004)                                            250,613
 --------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%
 Bank of America
  6.82%, dated 6/30/00, to be repurchased at $1,206 on 7/3/00
  (Collateral: $1,351 Freddie Mac mortgage-backed securities,
  6.00%, due 9/1/28, value $1,243)                                                  $ 1,205                          1,205
 Goldman, Sachs & Company
  6.82%, dated 6/30/00, to be repurchased at $1,206 on 7/3/00
  (Collateral: $1,221 Fannie Mae mortgage-backed securities,
  8.50%, due 10/1/28, value $1,251)                                                   1,206                          1,206
                                                                                                                  --------
 Total Repurchase Agreements (Identified Cost -- $2,411)                                                             2,411
 --------------------------------------------------------------------------------------------------------------------------------
 Total Investments -- 99.6% (Identified Cost -- $236,415)                                                          253,024
 Other assets less liabilities -- 0.4%                                                                                 960
                                                                                                                  --------
 Net assets consisting of:
 Accumulated paid-in capital applicable to:
   19,609 Primary Class shares outstanding                                         $228,824
        3 Navigator Class shares outstanding                                             49
 Accumulated net investment income/(loss)                                            (1,482)
 Accumulated net realized gain/(loss) on investments
  and foreign currency transactions                                                  10,214
 Accumulated appreciation/(depreciation) of investments
  and foreign currency transactions                                                  16,379
                                                                                   --------
Net assets -- 100.0%                                                                                              $253,984
                                                                                                                  ========
Net asset value per share:
  Primary Class                                                                                                     $12.95
                                                                                                                    ======
  Navigator Class                                                                                                   $13.04
                                                                                                                    ======
 --------------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.
/B/ In bankruptcy proceedings.
N.M. -- Not meaningful.

See notes to financial statements.

 Statement of Net Assets
 Legg Mason Global Trust, Inc.
 June 30, 2000 (Unaudited)
 (Amounts in Thousands)

 Europe Fund

                                                                                   Shares/Par                    Value
 --------------------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.0%
 Finland -- 5.0%
 Nokia Oyj                                                                              118                    $   6,027
                                                                                                               ---------
 France -- 15.5%
 Air Liquide SA                                                                          18                        2,343
 Alcatel                                                                                 41                        2,676
 Axa                                                                                     22                        3,434
 BNP Paribus SA                                                                          20                        1,925
 Dassault Systemes S.A.                                                                  24                        2,229
 STMicroelectronics                                                                      32                        2,016
 Total Fina SA                                                                           27                        4,123
                                                                                                               ---------
                                                                                                                  18,746
                                                                                                               ---------
 Germany -- 7.2%
 Adidas-Salomon AG                                                                       44                        2,425
 Deutsche Bank AG                                                                        30                        2,472
 Epcos AG                                                                                15                        1,499/A/
 Infineon Technologies AG                                                                29                        2,323/A/
                                                                                                               ---------
                                                                                                                   8,719
                                                                                                               ---------
 Greece -- 1.4%
 Alpha Credit Bank                                                                       41                        1,628
                                                                                                               ---------
 Italy -- 5.4%
 Bipop-Carire SpA                                                                       252                        1,983
 Seat Pagine Gialle SpA                                                                 511                        1,764
 Tecnost SpA                                                                            753                        2,838/A/
                                                                                                               ---------
                                                                                                                   6,585
                                                                                                               ---------
 Netherlands -- 7.1%
 Heineken NV                                                                             36                        2,173
 Koninklijke (Royal) Philips Electronics N.V.                                            81                        3,800
 KPN NV                                                                                  58                        2,585
 KPN NV - Rights                                                                         20                         N.M.
                                                                                                               ---------
                                                                                                                   8,558
                                                                                                               ---------
 Spain -- 4.1%
 Banco Santander Central Hispano, SA                                                    180                        1,898
 Telefonica S.A.                                                                        141                        3,036/A/
                                                                                                               ---------
                                                                                                                   4,934
                                                                                                               ---------

 Legg Mason Global Trust, Inc.

 Europe Fund-- Continued

                                                                                   Shares/Par                    Value
 --------------------------------------------------------------------------------------------------------------------------------
 Sweden -- 7.3%
 Skandia Forsakrings AB                                                                 116                    $   3,076
 Telefonaktiebolaget LM Ericsson AB                                                     292                        5,780
                                                                                                               ---------
                                                                                                                   8,856
                                                                                                               ---------
 Switzerland -- 7.4%
 ABB Ltd.                                                                                16                        1,880
 Adecco SA                                                                                2                        1,888
 Credit Suisse Group                                                                     13                        2,542
 Serono SA                                                                                3                        2,678
                                                                                                               ---------
                                                                                                                   8,988
                                                                                                               ---------
 United Kingdom -- 33.6%
 ARM Holdings plc                                                                       178                        1,903/A/
 Barclays PLC                                                                            85                        2,105
 BP Amoco Plc                                                                           683                        6,555
 Cable & Wireless plc                                                                   168                        2,851
 Glaxo Wellcome plc                                                                     195                        5,697
 Hays plc                                                                               472                        2,629
 Logica plc                                                                             109                        2,584
 Pearson plc                                                                             83                        2,628
 Reuters Group PLC                                                                      118                        2,014
 3i Group PLC                                                                           124                        2,558
 Vodafone AirTouch PLC                                                                1,828                        7,386
 WPP Group plc                                                                          121                        1,763
                                                                                                               ---------
                                                                                                                  40,673
                                                                                                               ---------
 Total Common Stock and Equity Interests (Identified Cost -- $96,252)                                            113,714
 --------------------------------------------------------------------------------------------------------------------------------
Preferred Shares -- 6.2%
 Germany -- 6.2%
 Marschollek, Lautenschlaeger und Partner AG                                              5                        2,349
 Porsche AG                                                                            N.M.                        1,350
 SAP AG                                                                                  20                        3,735
                                                                                                               ---------
 Total Preferred Shares (Identified Cost -- $5,035)                                                                7,434
 --------------------------------------------------------------------------------------------------------------------------------
 Total Investments -- 100.2% (Identified Cost -- $101,287)                                                       121,148
 Other Assets Less Liabilities -- (0.2)%                                                                            (200)
                                                                                                               ---------
 Net assets -- 100.0%                                                                                          $ 120,948
                                                                                                               =========

 --------------------------------------------------------------------------------------------------------------------------------
 Net assets consisting of:
 Accumulated paid-in capital applicable to:
   2,444 Primary Class shares outstanding                                                                         63,143
   2,422 Class A shares outstanding                                                                               34,887
      16 Navigator Class shares outstanding                                                                         (586)
 Accumulated net investment income/(loss)                                                                           (774)
 Accumulated net realized gain/(loss) on investments
  and currency transactions                                                                                        4,417
 Accumulated appreciation/(depreciation) of investments
  and currency transactions                                                                                       19,861
                                                                                                                --------
 Net assets -- 100.0%                                                                                           $120,948
                                                                                                                ========
 Net asset value per share:
  Primary Class                                                                                                   $24.39
                                                                                                                  ======
  Class A                                                                                                         $25.15
                                                                                                                  ======
  Navigator Class                                                                                                 $25.28
                                                                                                                  ======
 Maximum offering price per share:
   Class A (net asset value plus sales charge of 4.75% of offering price)                                         $26.40
                                                                                                                  ======
 --------------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.
N.M. -- Not meaningful.

See notes to financial statements.

 Statements of Operations
 Legg Mason Global Trust, Inc.
 (Amounts in Thousands) (Unaudited)

                                                                                            Six Months Ended 6/30/00
                                                                                     ------------------------------------
                                                                                      International
                                                                                          Equity                Europe
                                                                                          Trust                  Fund
 ------------------------------------------------------------------------------------------------------------------------
Investment Income:
 Interest                                                                                $    121              $     28
 Dividends                                                                                  2,687                   906
    Less foreign tax withheld                                                                (425)                  (87)
                                                                                         --------              --------
    Total income                                                                            2,383                   847
                                                                                         --------              --------
Expenses:
 Management fee                                                                             1,003                   647
 Distribution and service fees                                                              1,336                   387
 Transfer agent and shareholder servicing expense                                             130                    41
 Audit and legal fees                                                                          29                    23
 Custodian fee                                                                                282                   150
 Directors' fees                                                                                8                     6
 Organization expense                                                                          --                    35
 Registration fees                                                                             12                    30
 Reports to shareholders                                                                       31                    22
 Other expenses                                                                                 5                    26
                                                                                         --------              --------
    Total expenses                                                                          2,836                 1,367
                                                                                         --------              --------
 Net Investment Income/(Loss)                                                                (453)                 (520)
                                                                                         --------              --------
Net Realized and Unrealized Gain/(Loss) on Investments:
 Realized gain/(loss) on:
    Investments and futures sold                                                           10,174                 4,613
    Foreign currency transactions                                                             136                   (34)
                                                                                         --------              --------
                                                                                           10,310                 4,579
                                                                                         --------              --------
 Change in unrealized appreciation/(depreciation) of:
    Investments and futures                                                               (31,902)              (12,747)
    Assets and liabilities denominated in foreign
     currencies                                                                              (312)                   (1)
                                                                                         --------              --------
                                                                                          (32,214)              (12,748)
 ------------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain/(Loss) on Investments                                   (21,904)               (8,169)
 ------------------------------------------------------------------------------------------------------------------------
 Change in Net Assets Resulting From Operations                                          $(22,357)            $  (8,689)
 ------------------------------------------------------------------------------------------------------------------------

 See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                             International
                                                                                Equity                          Europe
                                                                                Trust                            Fund
                                                                       -------------------------     ---------------------------
                                                                       Six Months        Year         Six Months       Year
                                                                          Ended          Ended           Ended         Ended
                                                                         6/30/00        12/31/99        6/30/00       12/31/99
 -------------------------------------------------------------------------------------------------------------------------------
                                                                       (Unaudited)                                   (Unaudited)
Change in Net Assets:
 Net investment income/(loss)                                           $   (453)       $   (157)      $   (520)       $   (754)
 Net realized gain/(loss) on investments, options, futures
  and foreign currency transactions                                       10,310          39,714          4,579          17,778
 Change in unrealized appreciation/(depreciation) of
  investments, options, futures and assets and liabilities
  denominated in foreign currencies                                      (32,214)         10,752        (12,748)         10,206
 -------------------------------------------------------------------------------------------------------------------------------
 Change in net assets resulting from operations                          (22,357)         50,309         (8,689)         27,230
 Distributions to shareholders:
  From net investment income:
     Primary Class                                                            --            (992)            --            (132)
     Class A                                                                 N/A             N/A             --            (166)
     Navigator Class                                                          --              (1)            --              (1)
  From net realized gain on investments:
     Primary Class                                                        (3,645)        (16,590)        (3,471)         (3,892)
     Class A                                                                 N/A             N/A         (3,533)         (5,428)
     Navigator Class                                                          (1)             (3)           (23)            (27)
  Change in net assets from Fund share transactions:
     Primary Class                                                       (15,298)          3,997         11,200          17,600
     Class A                                                                 N/A             N/A        (10,306)         10,439
     Navigator Class                                                          (1)             --             82              87
 -------------------------------------------------------------------------------------------------------------------------------
 Change in net assets                                                    (41,302)         36,720        (14,740)         45,710

Net Assets:
 Beginning of period                                                     295,286         258,566        135,688          89,978
 -------------------------------------------------------------------------------------------------------------------------------
 End of period                                                          $253,984        $295,286       $120,948        $135,688
 -------------------------------------------------------------------------------------------------------------------------------
 Under/(over) distributed net investment income                         $ (1,482)       $ (1,029)      $   (774)       $   (257)
 -------------------------------------------------------------------------------------------------------------------------------

 See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

   Contained below is per share operating performance data for a Navigator Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                           Investment Operations                        Distributions:
                                            -----------------------------------------   ------------------------------------------
                                                         Net Realized and
                                                        Unrealized Gain/
                                                        (Loss) on Invest-                               From
                                Net Asset       Net      ments, Options,     Total         From          Net
                                 Value,     Investment     Futures and       From           Net       Realized
                                Beginning     Income/   Foreign Currency  Investment    Investment     Gain on          Total
                                 of Period     (Loss)      Transactions    Operations      Income     Investments    Distributions
   -------------------------------------------------------------------------------------------------------------------------------
International Equity Trust
   Six Months Ended
      June 30, 2000*              $14.26       $ .04          $(1.07)       $(1.03)        $  --       $ (.19)         $ (.19)
   Year Ended Dec. 31,
      1999                         12.64         .11            2.52          2.63          (.14)        (.87)          (1.01)
   Period Ended Dec. 31,
      1998/A/                      14.21         .10           (1.44)        (1.34)         (.23)          --            (.23)
Europe Fund/B/
   Six Months Ended
      June 30, 2000*              $28.73       $(.02)         $(1.96)       $(1.98)        $  --       $(1.47)         $(1.47)
   Years Ended Dec. 31,
      1999                         24.78        (.03)           6.15          6.12          (.07)       (2.10)          (2.17)
      1998                         21.01         .22/C/         8.37          8.59          (.51)       (4.31)          (4.82)
   Period Ended Dec. 31,
     1997/D/                       25.61        (.04)/C/        1.27          1.23            --        (5.83)          (5.83)
   -------------------------------------------------------------------------------------------------------------------------------

                                                                          Ratios/Supplemental Data
                                               ----------------------------------------------------------------------------


                                                                                Net
                                   Net Asset                                 Investment                      Net  Assets,
                                    Value,                     Expenses     Income/(Loss)    Portfolio          End of
                                    End of        Total       to Average     to Average      Turnover           Period
                                    Period       Return       Net Assets     Net Assets        Rate         (in thousands)
   ------------------------------------------------------------------------------------------------------------------------
International Equity Trust
   Six Months Ended
      June 30, 2000*            $13.04          (7.26)%/E/      1.15%/F/        .65%/F/       157%/F/           $   45
   Year Ended Dec. 31,
      1999                       14.26          21.69%          1.25%           .82%          148%                  50
   Period Ended Dec. 31,
      1998/A/                    12.64          (9.42)%/E/      1.04%/F/       1.17%/F/        72%/F/               45
Europe Fund/B/
   Six Months Ended
      June 30, 2000*            $25.28          (7.13)%/E/      1.49%/F/      (.13)%/F/       165%/F/           $  412
   Years Ended Dec. 31,
      1999                       28.73          25.49%          1.52%         (.10)%           93%                 389
      1998                       24.78          42.5%           1.55%/C/      1.31%/C/        103%                 247
   Period Ended Dec. 31,
     1997/D/                     21.01           4.9%/E/        1.31%/C,F/    (.60)%/C,F/     123%               8,025
   ------------------------------------------------------------------------------------------------------------------------

   /A/ For the period May 5, 1998 (commencement of sale of Navigator shares)
       to December 31, 1998.
   /B/ The financial information for Europe Fund Navigator Class for the years ended December 31, 1997 and 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund Class Y.
   /C/ Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% until April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:1998, 1.63%; 1997, 1.49%.
   /D/ For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.
   /E/ Not annualized.
   /F/ Annualized.
    *  Unaudited.

   See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Global Trust, Inc.
   (Amounts in Thousands) (Unaudited)


   -----------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

      Each Fund consists of at least two classes of shares: Primary Class, offered since April 15, 1993, for Global Income; since February 17, 1995, for International Equity; since May 28, 1996, for Emerging Markets; and since July 23, 1997, for Europe Fund; and Navigator Class, offered to certain institutional investors since May 5, 1998, for International Equity and since August 21, 1997, for Europe Fund. The Navigator Class of Global Income and Emerging Markets has not commenced operations. Europe Fund also offers Class A shares. Information about Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of these classes. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 fees, which are charged only on Primary and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. ("Worldwide"). Prior to July 21, 1997, Worldwide was a closed-end registered investment company whose single class of shares traded on the New York StockExchange ("NYSE").

   Security Valuation

      Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

   Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

      (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid

   Legg Mason Global Trust, Inc.


   -----------------------------------------------------------------------------
   annually for International Equity and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 2000, there were no dividends or capital gain distributions payable for either of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2000, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                            Receivable for             Payable for
                            Securities Sold       Securities Purchased
   -------------------------------------------------------------------
   International Equity         $12,537                  $12,073
   Europe Fund                       --                      686

   Deferred Organizational Expense

      Deferred organizational expenses of $73 for Emerging Markets and $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date each respective Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Fund's investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and which remain outstanding at the time of redemption.

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Foreign Taxes

      Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

      Gains realized upon disposition of Indian, Malaysian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the six months ended June 30, 2000, investment transactions (excluding short-term investments) were as follows:

                              Purchases      Proceeds From Sales
   -------------------------------------------------------------
   International Equity        $204,830            $218,810
   Europe Fund                  104,412             107,213

   -----------------------------------------------------------------------------
      At June 30, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                  Net
                                                                             Appreciation/
                               Cost      Appreciation      Depreciation     (Depreciation)
   ---------------------------------------------------------------------------------------
   International Equity      $236,415        $29,205         $(12,596)          $16,609
   Europe Fund                101,287         24,589           (4,728)           19,861

      The Funds have no capital loss carryforwards.

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

      As part of its investment program, Europe Fund may utilize options and futures. International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

      When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

   Purchased option:                    Impact on the Fund:
   The option expires                   Realize a loss in the amount of the cost of the option.
   ------------------------------------------------------------------------------------------------------------------------------
   The option is closed through a       Realize a gain or loss depending on whether the proceeds from the closing sale
   closing sale transaction             transaction are greater or less than the cost of the option.
   ------------------------------------------------------------------------------------------------------------------------------
   The Fund exercises a call option     The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
   ------------------------------------------------------------------------------------------------------------------------------
   The Fund exercises a put option      Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
   ------------------------------------------------------------------------------------------------------------------------------
   Written option:                      Impact on the Fund:
   The option expires                   Realize a gain equal to the amount of the premium received.
   ------------------------------------------------------------------------------------------------------------------------------
   The option is closed through a       Realize a gain or loss without regard to any unrealized gain or loss on the
   closing purchase transaction         underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
   ------------------------------------------------------------------------------------------------------------------------------
   A written call option is exercised   Realize a gain or loss from the sale of the underlying security. The proceeds of that
   by the option purchaser              sale will be increased by the premium originally received when the option was written.
   ------------------------------------------------------------------------------------------------------------------------------
   A written put option is exercised   The amount of the premium originally received will reduce the cost of the security
   by the option purchaser             that the Fund purchased when the option was exercised.
   ------------------------------------------------------------------------------------------------------------------------------

   Legg Mason Global Trust, Inc.

   -----------------------------------------------------------------------------
      The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

      There was no activity in call or put options during the six months ended June 30, 2000.

      Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. Financial Instruments:

   Emerging Market Securities

      Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

   Forward Currency Exchange Contracts

      As part of their investment programs, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

      Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

   -----------------------------------------------------------------------------
      At June 30, 2000, open forward currency exchange contracts were as follows:

International Equity:

                                      Contract to
Settlement        -----------------------------------------------       Unrealized
 Date                     Receive                    Deliver            Gain/(Loss)
-----------------------------------------------------------------------------------
07/27/00           EUR           5,786         USD          5,475         $  59
07/27/00           USD           5,268         EUR          5,786          (266)
08/09/00           JPY         284,219         USD          2,677           (52)
08/09/00           USD           2,646         JPY        284,219            21
                                                                          -----
                                                                          $(238)
                                                                          =====

   Euro Conversion

      On January 1, 1999, the euro became the official currency of the countries in the European Economic and Monetary Union (EEMU). EEMU member countries include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Government bonds issued by member countries were redenominated into euro on January 1, 1999. Corporations based in member countries have until 2002 to redenominate their existing bonds. New issuances of corporate and government bonds from member countries will be denominated in euro. The redenomination into euro has not had, and is not expected to have, a material impact on the Funds' operations.

6. Transactions With Affiliates:

      Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:


                                                                                Six Months Ended
                                                                                  June 30, 2000     At June 30, 2000
                                                                                ----------------    ----------------
                                                                                   Management           Management
                               Management      Expense     Expense Limitation         Fees                 Fees
   Fund                            Fee       Limitation     Expiration Date          Waived              Payable
   -----------------------------------------------------------------------------------------------------------------
   International Equity
     --Primary Class               0.75%         2.25%         Indefinitely           $ --                $158
     --Navigator Class             0.75%         1.25%         Indefinitely             --                N.M.
   Europe Fund
     --Primary Class               1.00%         2.60%       April 30, 2001             --                  51
     --Class A                     1.00%         1.85%       April 30, 2001             --                  52
     --Navigator Class             1.00%         1.60%       April 30, 2001             --                N.M.

   -----------
   N.M. -- Not meaningful.

   Legg Mason Global Trust, Inc.

   -----------------------------------------------------------------------------
      Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity. Batterymarch is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66-2/3% of the fee received by LMFA from International Equity.

      Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund (net of any waivers).

      Prior to October 6, 1999 (see Note 8), Bartlett & Co. served as Europe Fund's manager under compensation arrangements substantially similar to those with the current manager. For its services during the fiscal year ended December 31, 1999, the Fund paid Bartlett & Co. a fee equal to 1% of its average net assets.

      Worldwide had an administration contract with LMFA for which LMFA received from Worldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.

      On July 15, 1997, the shareholders of the Bartlett Europe Fund (predecessor to Europe Fund) approved an Investment Management and Administration Agreement ("Agreement"). Under the Agreement, the Adviser received for its services an advisory fee, computed daily and payable monthly, at 1.00% of the Bartlett Europe Fund's average daily net assets.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly as follows:

                                                          At June 30, 2000
                                                      ------------------------
                             Distribution   Service   Distribution and Service
                                 Fee          Fee           Fees Payable
   ---------------------------------------------------------------------------
   International Equity
     Primary Class              0.75          0.25             $211
   Europe Fund
     Primary Class              0.75          0.25               51
     Class A                      --          0.25               13

      Legg Mason also has an agreement with the Funds' transfer agent to assist with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended June 30, 2000:
   International Equity, $31; and Europe Fund, $11.

      LMFA, Batterymarch and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

      The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2000, the Funds had no borrowings under the Credit Agreement.

   -----------------------------------------------------------------------------
8. Acquisition of Bartlett Europe Fund and Reorganization of Worldwide Value Fund, Inc.:

      On October 5, 1999,Europe Fund, a series of Legg Mason GlobalTrust, Inc. which had no previous operating history, acquired all the net assets of the Bartlett Europe Fund, a series of Bartlett Capital Trust, an open-end management investment company, pursuant to a plan of reorganization approved by Bartlett Europe Fund shareholders onSeptember 23, 1999.

      On July 18, 1997, Bartlett Europe Fund, a series of the Bartlett Capital Trust, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved byWorldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide was a closed-end mutual fund whose shares traded on the NYSE.

9. Fund Share Transactions:

      At June 30, 2000, there were 1,375,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                              Reinvestment
                                               Sold         of Distributions       Repurchased           Net Change
                                         ---------------    ----------------   -------------------   -------------------
                                         Shares   Amount    Shares   Amount    Shares     Amount     Shares     Amount
   ---------------------------------------------------------------------------------------------------------------------
   International Equity
   --Primary Class
     Six Months Ended June 30, 2000       1,658   $22,306      272   $ 3,553   (3,067)   $(41,157)   (1,137)   $(15,298)
     Year Ended Dec. 31, 1999             4,502    58,763    1,330    17,182   (5,540)    (71,948)      292       3,997

   --Navigator Class
     Six Months Ended June 30, 2000          --   $    --       --   $    --       (1)   $     (1)       (1)   $     (1)
     Year Ended Dec. 31, 1999                --        --       --        --       --          --        --          --

   Europe Fund
   --Primary Class
     Six Months Ended June 30, 2000         607   $16,726      131   $ 3,383     (332)   $ (8,909)      406    $ 11,200
     Year Ended Dec. 31, 1999             1,158    28,649      157     3,876     (602)    (14,925)      713      17,600

   --Class A
     Six Months Ended June 30, 2000       1,863   $51,270      113   $ 3,007   (2,295)   $(64,583)     (319)   $(10,306)
     Year Ended Dec. 31, 1999             1,804    45,451      186     4,735   (1,567)    (39,747)      423      10,439

   --Navigator Class
     Six Months Ended June 30, 2000           1   $    61        1   $    23     N.M.    $     (2)        2    $     82
     Year Ended Dec. 31, 1999                 3        64        1        28     N.M.          (5)        4          87

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

Equity Funds:                              Specialty Funds:
Value Trust, Inc.                          Market Neutral Trust
Special Investment Trust, Inc.             Balanced Trust
Total Return Trust, Inc.                   Financial Services Fund
American Leading Companies                 Opportunity Trust
  Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
  Value Trust

Global Funds:                              Taxable Bond Funds:
Global Income Trust                        U.S. Government Intermediate-Term
Europe Fund                                  Portfolio
International Equity Trust                 Investment Grade Income Portfolio
Emerging Markets Trust                     High Yield Portfolio

Tax-Free Bond Funds:                       Money Market Funds:
Tax-Free Intermediate-Term                 U.S. Government Money Market
  Income Trust                               Portfolio
Maryland Tax-Free Income Trust             Cash Reserve Trust
Pennsylvania Tax-Free Income Trust         Tax Exempt Trust, Inc.

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.


                                                         [LEGG MASON FUNDS Logo]
                                                        The Art of Investing(SM)

Investment Advisers
   For Global Income Trust:
   Western Asset Management Company
   Pasadena, CA

   For International Equity and
     Emerging Markets:
   Batterymarch Financial Management, Inc.
   Boston, MA

   For Europe Fund:
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Sub-Advisers
   For Global Income Trust:
   Western Asset Management Company Limited
   London, England

   For Europe Fund:
   Lombard Odier International Portfolio
     Management
   London, England

Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Board of Directors
   John F. Curley, Jr., Chairman
   Edward A. Taber, III, President
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD

   This report is not to be distributed unless preceded or accompanied by a prospectus.


       Legg Mason Wood Walker, Incorporated
   -------------------------------------------
                 100 Light Street
     P.O. Box 1476, Baltimore, MD 21203-1476
                 410 . 539 . 0000


LMF-042
8/00